Restructuring	12 Months Ended
Dec. 31, 2016
Restructuring and Related Activities [Abstract]
Restructuring

NOTE 12. RESTRUCTURING

We recorded employee termination and restructuring costs of $1.2 million and $1.4 million during the years ended December 31, 2014 and 2015, respectively. We recorded no employee termination and restructuring costs during the year ended December 31, 2016. We do not anticipate additional costs associated with the following plans in excess of amounts accrued below. Employee termination and restructuring costs are classified in selling, general and administrative as well as research and development expense and have been recorded for the following restructuring plans.

Cadillac Jack Integration Plan

In June 2015, we took actions to reduce the staff in all of our locations and to streamline our operations and cost structure. The Company has also entered into retention agreements with certain employees that will be paid upon the completion of their service period.

The following table summarizes the change in our restructuring accruals for the year ended December 31, 2016 (in thousands), which is included in accounts payable and accrued liabilities in the consolidated balance sheets:

	December 31, 2015	Charge to expense	Cash paid	December 31, 2016
Accrued severance	$37	$—	$37	$—

Total	$37	$—	$37	$—